Subsequent Events	12 Months Ended
Dec. 31, 2013
Subsequent Events [Abstract]
Subsequent Events

9. Subsequent Events

On February 5, 2014 the Company completed the sale of 7,063,300 shares of its common stock, which included exercise of the underwriters’ option to purchase 921,300 shares, at an offering price of $17.50 per share. After deducting underwriting discounts, commissions and offering expenses, the net proceeds to the Company was approximately $115.4 million.